SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 11, 2002

Herbalife International, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-15712	22-2695420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Century Park East, Los Angeles, CA	90067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 410-9600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

On July 11, 2002, the Registrant issued a press release, attached as Exhibit 99.1 to this Form 8-K, incorporated herein by reference. The press release announced the following events: (a) the Registrant’s anticipated second quarter results for the period ended June 30, 2002; (b) the filing of a Definitive Proxy Statement on Schedule 14A with the Securities and Exchange Commission; and (c) the date of the 2002 Annual Meeting of Stockholders.

Item 7.    Financial Statements, Pro Forma and Exhibits.

(c)  Exhibits

Exhibit No.	Description

99.1	Press Release issued July 11, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

HERBALIFE INTERNATIONAL, INC.

By:	/s/ DOUGLAS G. SAGES
Douglas G. Sages Executive Vice President, Chief Administrative Officer & Chief Financial Officer

Date: July 12, 2002

2

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued July 11, 2002.